UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Shareholders

Summit Municipal Income Fund	October 31, 2016

The views and opinions in this report were current as of October 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced solid returns in the 12-month period ended October 31, 2016, outperforming U.S. Treasuries but modestly underperforming the broad Bloomberg Barclays U.S. Aggregate Bond Index. With solid fundamentals and relatively attractive yields, munis generated strong demand as global growth expectations slowed, yields on many high-quality government bonds in developed markets were near or below 0%, and market volatility escalated after Britain’s late-June vote to leave the European Union. However, record-setting municipal issuance levels weighed on performance later in the reporting period, leading to negative monthly returns in September and October. Intermediate- and longer-term municipal bond yields decreased over the 12-month period, while money fund reforms contributed to higher short-term yields. The T. Rowe Price Summit Municipal Funds performed roughly in line with or better than their benchmarks in our reporting period.

ECONOMY AND INTEREST RATES

U.S. economic growth has picked up recently after sluggish results in the first half of the year. According to the Commerce Department’s initial estimate, third-quarter gross domestic product grew at an annualized pace of 2.9%, following readings of 0.8% and 1.4% in the first and second quarters, respectively. Although the pace of employment growth has moderated, the labor market remains strong and wage growth has accelerated. The unemployment rate was 4.9% in October, near an eight-year low. Inflation pressures have been firming in recent months after remaining very low for much of the reporting period due to declining energy prices.

The Federal Reserve raised short-term rates in December 2015, but due to the slowdown in economic activity and global risks, the central bank has delayed further increases. As long as economic data continue to show progress toward the Fed’s objectives, we believe another rate increase is likely at the year’s final monetary policy meeting in December, but we expect the pace of rate hikes going forward to be very gradual.

The Treasury and municipal yield curves flattened during the 12-month period, as longer-term rates fell to record lows and shorter-term yields increased in both markets. At the end of the period, high-quality 30-year muni yields were slightly lower than the 30-year U.S. government bond yield.

Nonetheless, municipals still offer relative value for many fixed income investors on an after-tax basis. As of October 31, 2016, the 2.56% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 99% of the 2.58% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding 4.52% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Total year-to-date municipal bond issuance through October was about $392 billion, according to The Bond Buyer, an 11% increase from the same period last year. Issuance had declined through April, but the pace of deals has picked up since that time, coinciding with the sizable decline in muni yields. Strong demand effectively offset the added net supply for much of the period, although flows into municipal bond funds weakened in October, ending a streak of 54 consecutive weekly inflows.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.8 trillion municipal bond market have been fiscally responsible. State and local governments, in general, have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Bloomberg Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks over time as the magnitude of unfunded liabilities becomes more conspicuous.

Credit-challenged issuers such as Illinois, New Jersey, and Puerto Rico dominated headlines in the muni market over the past year. Most notably, Puerto Rico defaulted on more than $1 billion of its debt during the period, but the federal government began taking steps to help the U.S. territory deal with its heavy financial burden. On June 30, President Barack Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) into law to help the island return to fiscal solvency. The legislation authorized a federal fiscal oversight board to help the island improve its finances and restructure its debt. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured.

In terms of sector performance, revenue bonds outperformed state and local GOs over the past 12 months. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, leasing, transportation, and hospitals were the best-performing segments, while resource recovery bonds lagged the broader market but still posted positive results. High yield tobacco bonds outperformed the broad muni market for the reporting period. Longer-maturity bonds outperformed shorter-maturity issues, and lower-quality securities outperformed higher-quality bonds.

SUMMIT MUNICIPAL MONEY MARKET FUND

Your fund returned 0.06% for the 12-month period ended October 31, 2016, compared with 0.09% for the Lipper Tax-Exempt Money Market Funds Index. The municipal money markets were slow to react to the December 2015 Fed rate hike, holding on to yields in the low single digits for the first few months of 2016. But significant asset outflows in advance of the Securities and Exchange Commission’s (SEC) money market reform—which became effective in October—eventually moved rates higher.

Seven-day municipal yields moved to 0.62% at the end of the reporting period, an increase of more than 50 basis points since the beginning of 2016 and 20 basis points since our last report (100 basis points equal one percentage point). Longer-maturity yields on securities maturing in up to one year moved higher in sync with changes in the front end of the curve, with yields rising to 0.70%. The yields on money market municipal debt during the reporting period were the highest since 2009.

Fund consolidation and asset movements in the money market industry resulting from the SEC’s Rule 2a-7 money market reform were the primary drivers moving yields later in the reporting period. Assets shifted across all money market asset classes as a result of the new SEC regulations. For example, according to iMoneyNet, national retail funds lost 31.6% of assets while national institutional funds lost 93.3%. Meanwhile, retail government money market funds saw inflows of over $150 billion during the same time period, while government institutional funds gained $373.6 billion. According to iMoneyNet, tax-exempt assets under management (AUM) were at $128.2 billion at the end of the period, down over $132 billion, or 50.7% for the year. As a result, the supply and demand imbalances that have been a market constant since 2009—keeping yields depressed—have finally subsided. While tax-exempt money fund assets have seen a significant drop, the supply of variable rate demand notes (VRDNs) has remained fairly stable. As shown in the Portfolio Composition table on page 7, VRDNs made up the largest portion of the fund at the end of the period.

Because of money fund reform and changing expectations around the Fed’s timing for rate hikes, the fund maintained a weighted average maturity that was somewhat shorter than that of our average competitor. This strategy allowed the fund to maintain a high degree of liquidity through the implementation of money fund reform and to take advantage of higher rates in securities maturing in approximately three months. We expect to gradually extend the weighted average maturity of the fund as we enter the new year.

Credit quality plays a large role in the management of the fund, and the portfolio’s overall credit quality remains strong. As a policy, we favor highly rated issuers of revenue-backed debt as well as some select GO issuers. We believe that the Fed’s path toward rate normalization will be long and slow; as a result, money fund investors can expect returns to remain subdued for some time. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

We did not make any changes to the fund’s investment program as a result of money market fund reform. However, per the new SEC rules, the fund adopted the ability—effective October 14, 2016—to implement liquidity fees or temporarily suspend redemptions (also known as “gates”) in times of severe market stress or significant redemption pressure on the fund. In addition, the fund is now available only to retail investors under the new rules.

SUMMIT MUNICIPAL INTERMEDIATE FUND

Your fund returned 3.37% for the 12-month period ended October 31, 2016, with nearly all of the gains occurring in the first half of the fiscal year. The fund performed in line with the Lipper Intermediate Municipal Debt Funds Average, which returned 3.40%. (Performance for the Advisor Class was lower due to its different fee structure.) Our security selection, especially in revenue-backed transportation and health care bonds, and yield curve positioning contributed to positive results. Relative to our peers, our underweight in tobacco bonds was a headwind as that sector produced strong results.

Your fund compared favorably with its competitors over the long term. Lipper ranked the Summit Municipal Intermediate Fund in the top quintile among intermediate municipal debt funds for the 10-year period ended October 31, 2016. (Based on cumulative total return, Lipper ranked the fund 105 of 213, 55 of 196, 48 of 164, and 17 of 110 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2016, respectively. Past performance cannot guarantee future results.)

At 4.5 years at the end of the reporting period, the fund’s duration was longer than the benchmark’s and contributed to relative performance as the yield curve flattened. After shortening duration in the first half of our fiscal year, we modestly extended it as it became apparent that the pace of Fed interest rate hikes would be slower than initially expected. As for yield curve positioning, we have tempered our overweight to 15-year maturities as part of our goal of offsetting some of our exposure to the longer part of the curve. We maintained out-of-benchmark exposure to 20-year and longer maturities for the extra yield those bonds provide, positioning that was favorable during the period.

We maintained our preference for revenue bonds over GOs as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. This positioning was beneficial as revenue bonds outperformed for the period. Even though a bias for revenue bonds over GOs is a core investment theme of the portfolio, we will add GO bonds incrementally when we feel we are being compensated for the associated pension risk. During the period, we initiated a small position in Pennsylvania GOs. We were encouraged that Pennsylvania passed its budget on time this year and demonstrated improvement in its pension funding practices.

Within the revenue sector, we continue to like the fundamental credit quality of transportation and health care bonds, and these sectors remained the fund’s largest allocations and overweights relative to the index. The two sectors together accounted for more than 40% of the fund’s net assets at the end of October. However, credit spreads in these sectors have moved to very narrow levels. While we do not anticipate reducing our exposure to health care or transportation, we have not been finding much value given their tight spreads.

Our allocation to special tax bonds increased by two percentage points over the period to 11% of the fund as we purchased New York State Personal Income Tax securities in addition to New York State Sales Tax bonds. We also added exposure to bonds issued for large water and sewer projects over the last year and increased our holdings in debt issued by the Chicago Water Authority, which has solid credit fundamentals and pays a premium as a result of the fiscal challenges facing the city. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Security selection in the transportation and health care sectors made notable contributions to the fund’s relative performance. Bonds from the Triborough Bridge & Tunnel Authority (New York) and the Central Texas Turnpike System (Texas) were notable performers in the transportation sector, while hospital bonds such as MedStar Health (Maryland) and Bon Secours Health (South Carolina) added value in health care.

In terms of credit quality, the fund has an overweight in lower-quality investment-grade bonds, particularly debt rated A and BBB. This is an area where our credit research team can find opportunities that offer incremental risk-adjusted yield, and we believe that these bonds generally provide more attractive value than their higher-quality counterparts. We also maintain a very modest allocation to bonds with noninvestment-grade ratings and unrated securities, which provides further credit quality diversification.

SUMMIT MUNICIPAL INCOME FUND

Your fund returned 5.01% for the 12-month period ended October 31, 2016, outperforming the Lipper General & Insured Municipal Debt Funds Average, which returned 4.27%. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s return was more modest over the most recent six months but outpaced the Lipper average. Our security selection, especially in revenue-backed health care bonds, and yield curve positioning contributed to positive results.

Your fund compared favorably with its competitors over the long term. Lipper ranked the Summit Municipal Income Fund in the top quartile among general and insured municipal debt funds for the 3-, 5-, and 10-year periods ended October 31, 2016. (Based on cumulative total return, Lipper ranked the fund 72 of 266, 54 of 229, 51 of 209, and 19 of 154 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2016, respectively. Past performance cannot guarantee future results.)

The fund’s duration was modestly longer than the benchmark for much of the past 12 months, which was beneficial as the yield curve flattened, although we moved to a neutral position by the end of the period. As for yield curve positioning, our relative overweight in bonds with maturities of 15 years and longer made a positive contribution to performance as longer-term yields declined over the period.

Our purchases were concentrated in securities with maturities of 20 years and longer. This extended the fund’s weighted average maturity to 17.5 years from 16.3 years. This positioning provides added yield offered by longer-dated bonds and should serve us well going forward, as we believe the Fed will remain cautious in tightening monetary policy.

Our preference for revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. Within the revenue sector, health care and transportation, which typically offer above-average yields, remained our largest allocations and together made up 48% of the fund’s net assets. The portfolio’s allocation to health care increased by about four percentage points since our previous report. New additions to the fund included Pennsylvania State Higher Education Facilities Authority for Drexel University, Great Lakes Michigan Water Authority, and Colorado Health Facilities Authority for Adventist Health System/Sunbelt Obligated Group.

Our allocation to prerefunded bonds ticked down modestly as several of our holdings in this sector matured, and our positioning is now in line with the benchmark. These bonds continue to provide the fund with a modest addition of liquidity in addition to cash. We believe this is appropriate within the recent volatile rate environment, and it leaves us well positioned to take advantage of the possibility of rising interest rates.

Security selection in the health care sector made a notable contribution to the fund’s relative performance and our transportation holdings also outperformed, speaking to the strength of our fundamental credit research capabilities. Top-performing holdings during the period included New York Liberty Development Corporation for 3 World Trade Center, Miami-Dade County Florida Educational Facilities for University of Miami, and Chicago Midway International Airport.

The fund’s credit quality profile was largely unchanged during the reporting period. We maintained an overweight to A and BBB rated debt as we believe this is an area where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. We kept modest exposure to below investment-grade and unrated bonds. The portfolio’s allocation to AA rated debt increased by two percentage points in the past six months, mainly as a result of new health care debt purchases that offered greater value than lower-quality alternatives.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Fundamentals are sound overall, and technical support should persist as global economic uncertainties further increase demand for the relatively high-quality municipal bond asset class. The results of the presidential election surprised the markets and could contribute to increased volatility. We expect the Fed to approach future rate hikes cautiously and believe we could remain in a low-rate environment for some time. If signs of economic recovery prompt the Fed to continue raising short-term interest rates, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect any potential Fed rate increases to be gradual and modest. Moreover, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee Summit Municipal Income Fund

November 17, 2016

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Bloomberg Barclays Intermediate Competitive (1–17 Year Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Call: An issuer’s right to redeem a bond before its scheduled maturity date.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/16	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.33%	0.35%	0.03%	0.02%	0.64%	–	
Summit Municipal Intermediate Fund	–	–	4.61	3.85	4.34	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	4.43	–	–	2.91%	8/8/12
Summit Municipal Income Fund	–	–	6.56	5.46	4.97	–	
Summit Municipal Income Fund–Advisor Class	–	–	6.28	–	–	4.00	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor Class shares, 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE					
Beginning of period	$ 11.88	$ 11.94	$ 11.25	$ 12.02	$ 11.15
Investment activities					
Net investment income[1]	0.39	0.41	0.42	0.43	0.45
Net realized and unrealized gain / loss	0.20	(0.06)	0.70	(0.77)	0.87
Total from investment activities	0.59	0.35	1.12	(0.34)	1.32
Distributions					
Net investment income	(0.39)	(0.41)	(0.43)	(0.43)	(0.45)
Net realized gain	–[2]	–[2]	–	–	–
Total distributions	(0.39)	(0.41)	(0.43)	(0.43)	(0.45)
NET ASSET VALUE					
End of period	**$ 12.08**	**$ 11.88**	**$ 11.94**	**$ 11.25**	**$ 12.02**

Ratios/Supplemental Data

Total return[3]	5.01%	2.95%	10.09%	(2.92)%	12.03%
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.23%	3.44%	3.65%	3.66%	3.86%
Portfolio turnover rate	5.7%	16.7%	9.3%	26.5%	9.5%
Net assets, end of period (in millions)	$ 1,302	$ 995	$ 936	$ 740	$ 810

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	8/8/12 Through 10/31/12
NET ASSET VALUE					
Beginning of period	$ 11.88	$ 11.94	$ 11.25	$ 12.02	$ 11.91
Investment activities					
Net investment income[1]	0.35	0.38	0.39	0.41	0.10
Net realized and unrealized gain / loss	0.21	(0.06)	0.70	(0.78)	0.11
Total from investment activities	0.56	0.32	1.09	(0.37)	0.21
Distributions					
Net investment income	(0.36)	(0.38)	(0.40)	(0.40)	(0.10)
Net realized gain	–[2]	–[2]	–	–	–
Total distributions	(0.36)	(0.38)	(0.40)	(0.40)	(0.10)
NET ASSET VALUE					
End of period	**$ 12.08**	**$ 11.88**	**$ 11.94**	**$ 11.25**	**$ 12.02**

Ratios/Supplemental Data

Total return[3]	**4.74%**	**2.69%**	**9.82%**	**(3.17)%**	**1.73%**
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%[4]
Ratio of net investment income to average net assets	2.88%	3.15%	3.41%	3.41%	3.53%[4]
Portfolio turnover rate	5.7%	16.7%	9.3%	26.5%	9.5%
Net assets, end of period (in thousands)	$ 5,702	$ 1,572	$ 717	$ 531	$ 252

(1) Per share amounts calculated using average shares outstanding method.
(2) Amounts round to less than $0.01 per share.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 100.9%		
Alabama 0.3%		
Health Care Auth. for Baptist Health, Series D, 5.00%, 11/15/17	3,805	3,819
		3,819
Arizona 0.4%		
Arizona HFA, Banner Health, Series B, VR, 1.377%, 1/1/37	750	699
Arizona HFA, Banner Health, Series D, 5.50%, 1/1/31 (Prerefunded 1/1/18) (1)	2,000	2,103
Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/23	2,000	2,152
		4,954
Arkansas 0.3%		
Arkansas Dev. Fin. Auth., Washington Regional Medical Center Series B, 5.00%, 2/1/20	615	683
Arkansas Dev. Fin. Auth., Washington Regional Medical Center Series B, 5.00%, 2/1/21	465	529
Arkansas Dev. Fin. Auth., Washington Regional Medical Center Series B, 5.00%, 2/1/22	380	442
Arkansas Dev. Fin. Auth., Washington Regional Medical Center Series B, 5.00%, 2/1/23	600	710
Arkansas Dev. Fin. Auth., Washington Regional Medical Center Series B, 5.00%, 2/1/24	800	959
		3,323
California 17.6%		
ABAG Fin. Auth. for Nonprofit Corp., Sharp Healthcare, Series A 5.00%, 8/1/43	2,500	2,871
Anaheim Housing & Public Improvement Auth., Electrical Utility Distribution, Series A, 5.00%, 10/1/36	2,400	2,748
Bay Area Toll Auth., San Francisco Area F-1, 5.625%, 4/1/44 (Prerefunded 4/1/19) (1)	1,830	2,036
California, Economic Recovery, Series A, 5.25%, 7/1/21 (Prerefunded 7/1/19) (1)	2,540	2,828

California, Economic Recovery, Unrefunded Balance, Series A 5.25%, 7/1/21 (Prerefunded 7/1/19) (1)	1,460	1,626
California, GO, 5.00%, 10/1/39	3,550	4,215
California, GO, 5.25%, 9/1/25	5,000	5,969
California, Variable Purpose, GO, 4.00%, 9/1/34	12,500	13,691
California, Variable Purpose, GO, 5.50%, 3/1/40	2,970	3,373
California, Variable Purpose, GO, 5.60%, 3/1/36	1,175	1,347
California, Variable Purpose, Series 2011, GO, 5.00%, 9/1/31	5,000	5,831
California, Variable Purpose, Series 2014, GO, 5.00%, 9/1/31	5,000	5,968
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22	1,045	1,183
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22 (Prerefunded 5/1/20) (1)	1,705	1,936
California EFA, Univ. of Southern California, Series A 5.25%, 10/1/38 (Prerefunded 10/1/18) (1)	2,225	2,412
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/28	850	1,044
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/32	185	222
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/33	1,630	1,942
California HFA, Memorial Health Services, Series A 5.00%, 10/1/33	2,750	3,182
California HFA, Providence Saint Joseph Health, Series A 4.00%, 10/1/47	14,000	14,702
California HFA, Providence, Series C, 6.50%, 10/1/38 (Prerefunded 10/1/18) (1)	20	22
California HFA, Providence, Unrefunded Balance Series C, 6.50%, 10/1/38 (Prerefunded 10/1/18) (1)	980	1,085
California HFA, Sutter Health, Series A, 5.00%, 8/15/52	13,050	14,847
California HFA, Sutter Health, Series D, 5.25%, 8/15/31	3,050	3,566
California Housing Fin. Agency, Single Family, Series K 5.55%, 8/1/33 (2)	220	220
California Municipal Fin. Auth., Caritas Affordable Housing Series A, 5.25%, 8/15/39	700	810

California Municipal Fin. Auth., Caritas Affordable Housing Series A, 5.25%, 8/15/49	1,925	2,214
California Public Works Board, Judicial Council, Series A 5.00%, 3/1/38	2,250	2,616
California Public Works Board, Series B, 5.00%, 10/1/30 (Prerefunded 10/1/21) (1)	1,500	1,778
California Public Works Board, Series B, 5.00%, 10/1/34	5,100	6,022
California Public Works Board, Series B, 5.25%, 10/1/27 (Prerefunded 10/1/21) (1)	1,460	1,748
California Public Works Board, Univ. of California Board of Regents, Series G, 5.00%, 12/1/28 (Prerefunded 12/1/21) (1)	4,000	4,758
California School Fin. Auth., Aspire Public School 5.00%, 8/1/36 (3)	1,600	1,805
California School Fin. Auth., Aspire Public School 5.00%, 8/1/41 (3)	1,750	1,960
California School Fin. Auth., Aspire Public School 5.00%, 8/1/46 (3)	2,250	2,511
California State Univ. Trustees, Series A, 5.25%, 11/1/38 (Prerefunded 5/1/19) (1)	5,000	5,534
California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	3,000	3,372
California Statewide CDA, American Baptist Homes of the West Series B-2, 2.40%, 10/1/20	1,250	1,251
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	255	256
California Statewide CDA, Huntington Memorial Hosp., Series B 5.00%, 7/1/28	2,910	3,415
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.25%, 12/1/56 (3)	1,975	2,203
California Statewide CDA, Polytechnic School, 5.00%, 12/1/29	1,225	1,358
Golden State Tobacco Securitization Corp., Tobacco Industry Series A1, 4.50%, 6/1/27	4,820	4,830
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, 5.00%, 6/1/18	3,000	3,191

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, 5.00%, 6/1/34	5,000	5,863
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, 5.00%, 6/1/45	2,500	2,892
Inland Valley Dev. Agency, Tax Alllocation, Series A 5.00%, 9/1/44 (6)	1,925	2,189
Inland Valley Dev. Agency, Tax Alllocation, Series A 5.25%, 9/1/37	4,130	4,793
Los Angeles Airport, Series A, 5.25%, 5/15/39	5,520	6,073
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/29	2,000	2,341
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/37	2,000	2,342
Los Angeles County Public Works Fin. Auth., Series A 5.00%, 12/1/33	2,805	3,322
Los Angeles County Regional Fin. Auth., MonteCedro, Series A 5.00%, 11/15/34	1,000	1,151
Los Angeles Municipal Improvement Corp., Real Property Series C, 5.00%, 3/1/30	1,480	1,710
Los Angeles Municipal Improvement Corp., Real Property Series C, 5.00%, 3/1/31	1,555	1,795
Los Angeles Municipal Improvement Corp., Real Property Series C, 5.00%, 3/1/32	705	814
Los Angeles Unified School Dist., Series A, GO, 4.00%, 7/1/33	2,500	2,793
Palm Springs, Int'l. Airport, 5.45%, 7/1/20 (2)	690	691
Port of Oakland, Series A, 5.00%, 11/1/24 (2)(5)	1,000	1,038
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/30 (6)	1,000	1,185
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/31 (6)	2,800	3,299
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/32 (6)	2,620	3,073
Ridgecrest Redev. Agency, Tax Allocation, 6.25%, 6/30/37	2,000	2,322
Sacramento County Sanitation Dist. Fin. Auth. Series B, VR, 1.094%, 12/1/35 (7)	700	656
San Buenaventura, Community Memorial Health 8.00%, 12/1/26	1,000	1,289

San Diego County Regional Airport Auth., Series A 5.00%, 7/1/40	5,000	5,585
San Diego Public Fac. Fin. Auth., Water Utility, Series B 5.50%, 8/1/39 (Prerefunded 8/1/19) (1)	1,000	1,122
San Diego Redev. Agency, Naval Training Center, Tax Allocation 5.00%, 9/1/25	500	556
San Francisco City & County Airports Commission, Int'l. Airports 5.00%, 5/1/40	2,870	3,196
San Francisco City & County Airports Commission, Int'l. Airports Series E, 6.00%, 5/1/39	3,000	3,363
San Francisco City & County Redev. Agency, Mission Bay North Series C, 6.75%, 8/1/41 (Prerefunded 2/1/21) (1)	750	926
San Jose Redev. Agency, Housing Set Aside, Series A1 5.375%, 8/1/29	1,350	1,510
San Marcos Redev. Agency, Successor Agency Tax, Series A 5.00%, 10/1/30	1,550	1,879
San Marcos Redev. Agency, Successor Agency Tax, Series A 5.00%, 10/1/33	1,125	1,342
San Mateo, Bay Meadows Community Fac. Dist. No. 2008-1 5.875%, 9/1/32	1,375	1,580
Sweetwater Union High School Dist., Special Tax, Series A 5.00%, 9/1/19 (6)	1,935	1,942
Torrance, Memorial Medical Center, Series A, 5.00%, 9/1/40	2,000	2,175
Univ. of California Regents, Series AR, 5.00%, 5/15/35	1,500	1,815
Washington Unified School Dist., New High School, COP 5.125%, 8/1/37 (8)	1,170	1,202
		230,322
Colorado 2.9%		
Colorado HFA, Adventist Health/Sunbelt, Series A 4.00%, 11/15/46	6,980	7,365
Colorado HFA, Adventist Health/Sunbelt, Series A 5.00%, 11/15/41	5,000	5,865
Colorado HFA, Catholic Health Initiatives, Series A 5.25%, 1/1/40	7,185	8,063

Colorado HFA, Catholic Health Initiatives, Series A 5.25%, 1/1/45	10,000	11,144
Colorado HFA, Sunny Vista Living Center, Series A 6.125%, 12/1/45 (3)	870	947
Colorado HFA, Valley View Hosp., 5.75%, 5/15/36	1,150	1,220
Denver City & County Airport, Series B, 5.00%, 11/15/43	1,250	1,422
Univ. of Colorado, Enterprise System, Series A, 5.375%, 6/1/38 (Prerefunded 6/1/19) (1)	2,000	2,222
		38,248
Connecticut 0.0%		
Mashantucket (Western) Pequot Tribe, 6.05%, 7/1/31 (9)	1,058	41
		41
Delaware 0.9%		
Delaware HFA, Christiana Health Care, Series B, VRDN 0.63%, 10/1/40	5,500	5,500
Delaware Municipal Electric Corp., 5.00%, 7/1/37	5,000	5,660
		11,160
District of Columbia 1.8%		
District of Columbia, American Society of Hematology 5.00%, 7/1/42	1,850	2,028
District of Columbia, Income Tax, Series A, 5.50%, 12/1/30	2,000	2,268
District of Columbia, Series B, GO, 6.00%, 6/1/17 (5)	1,220	1,258
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	4,150	4,557
Metropolitan Washington Airports Auth., Dulles Toll Road Series B, STEP, 0.00%, 10/1/44	2,150	2,532
Metropolitan Washington Airports Auth., Series A 5.00%, 10/1/29	1,275	1,436
Metropolitan Washington Airports Auth., Series B 5.25%, 10/1/24	3,500	3,893

Washington D. C. Convention & Sports Auth., Series A 5.00%, 10/1/40	3,000	3,350
Washington Metropolitan Area Transit Auth., Series A 5.25%, 7/1/29	2,565	2,826
		24,148
Florida 6.6%		
Alachua County HFA, East Ridge Retirement Village 6.00%, 11/15/34	2,500	2,808
Alachua County HFA, Shands Teaching Hosp. & Clinics, Series A 5.00%, 12/1/44	5,530	6,238
Broward County, Half Century Main Court House, Series A 5.25%, 10/1/36	2,415	2,735
Broward County, Water & Sewer, Series A, 5.25%, 10/1/34 (Prerefunded 10/1/18) (1)	2,000	2,165
Broward County Airport, Series O, 5.375%, 10/1/29	5,345	5,950
Central Florida Expressway Auth., Series B, 5.00%, 7/1/34 (10)	1,800	2,131
Davie Ed. Fac., Nova Southeastern Univ., Series A 6.00%, 4/1/42	3,500	4,145
Florida Municipal Power Agency, All Requirements, Series A 5.00%, 10/1/31	170	181
Florida Municipal Power Agency, All Requirements, Series A 5.00%, 10/1/31 (Prerefunded 10/1/18) (1)	955	1,030
Florida Municipal Power Agency, All Requirements, Series A 6.25%, 10/1/31 (Prerefunded 10/1/19) (1)	1,000	1,151
Highlands County HFA, Adventist Health/Sunbelt, Series B 6.00%, 11/15/37	2,000	2,261
Jacksonville, Better Jacksonville Sales Tax, 5.00%, 10/1/30	3,000	3,511
Jacksonville, Transportation, Series A, 5.00%, 10/1/30	2,450	2,881
Jacksonville, Transportation, Series A, 5.00%, 10/1/31	1,900	2,234
Martin County HFA, Martin Memorial Medical Center 5.00%, 11/15/45	3,750	4,155
Miami-Dade County, Aviation, 5.00%, 10/1/41	2,250	2,625
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/28 (2)	3,580	4,092

Miami-Dade County, Aviation, Series A, 5.00%, 10/1/31 (2)	5,000	5,764
Miami-Dade County, Aviation, Series A-1, 5.375%, 10/1/35	5,750	6,516
Miami-Dade County, Aviation, Series A-1, 5.375%, 10/1/41	2,005	2,263
Miami-Dade County EFA, Univ. of Miami, Series A 5.00%, 4/1/40	8,375	9,693
Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/22	1,900	2,055
Orlando-Orange County Expressway Auth., Central Florida 5.00%, 7/1/32	1,500	1,746
OTC Community Dev. Dist., Jacksonville, Special Assessment Series A, 5.30%, 5/1/38	425	425
Palm Beach County HFA, Sinai Residences Boca Raton, Series A 7.25%, 6/1/34	685	827
Palm Beach County HFA, Sinai Residences Boca Raton, Series A 7.50%, 6/1/49	250	305
Paseo Community Dev. Dist., 5.00%, 2/1/17 (11)(12)	405	—
Paseo Community Dev. Dist., Capital Appreciation, Series A-2 VR, 0.00%, 5/1/36	530	236
Paseo Community Dev. Dist., Special Assessment, Series A-1 5.40%, 5/1/36	70	70
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/26	3,000	3,587
Saint Johns County IDA, Glenmoor, Series A, VR 5.375%, 1/1/49 (12)(13)	274	186
Saint Johns County IDA, Glenmoor, Series B 2.50%, 1/1/49 (12)(13)	102	—
Seminole Tribe of Florida, Series A, 5.25%, 10/1/27 (3)	1,000	1,030
Seminole Tribe of Florida, Series A, 5.50%, 10/1/24 (3)	1,000	1,033
Winter Garden Village Fowler Grove, Community Dev. Dist. 5.65%, 5/1/37	685	683
		86,712

Georgia 4.7%

Atlanta Airport, Series B, 5.00%, 1/1/33	2,500	2,951

Atlanta Dev. Auth., Stadium, Series A-1, 5.25%, 7/1/40	2,275	2,705
Atlanta Dev. Auth., Stadium, Series A-1, 5.25%, 7/1/44	10,000	11,857
Atlanta Water & Sewer, Wastewater, Series A, 6.25%, 11/1/34 (Prerefunded 11/1/19) (1)	1,000	1,154
Cobb County Kennestone Hosp. Auth., WellStar Health System Series B, 5.50%, 4/1/37 (8)	1,170	1,310
DeKalb County Water & Sewer, 5.00%, 10/1/32	2,000	2,332
Fulton County Dev. Auth., Woodruff Arts Center, Series A 5.00%, 3/15/36	2,625	3,049
Fulton County Dev. Auth., Woodruff Arts Center, Series B 5.25%, 3/15/24	2,000	2,171
Georgia Private Colleges & Univ. Auth., Emory Univ., Series A 5.00%, 10/1/46	4,075	4,847
Georgia Private Colleges & Univ. Auth., Emory Univ., Series B 5.00%, 10/1/38	2,925	3,504
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health, Series A, 5.375%, 2/15/40	2,810	3,103
Hall County & Gainesville Hosp. Auth., Series A 5.25%, 8/15/49	11,000	12,945
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/20	2,000	2,184
Municipal Electric Auth. of Georgia, 5.70%, 1/1/19 (5)(14)	100	109
Rockdale County Dev. Auth., Pratt Industries, Visy Paper 6.125%, 1/1/34 (2)	1,750	1,758
Savannah Hosp. Auth., Saint Joseph's/Candler Health 5.50%, 7/1/31	4,270	5,069
		61,048
Idaho 0.5%		
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/39	6,335	7,185
		7,185
Illinois 4.4%		
Chicago Midway Airport, Series A, 5.00%, 1/1/33 (2)	3,600	4,049

Metropolitan Pier & Exposition Auth., McCormick Place Series B2, 5.25%, 6/15/50	7,000	7,389
		58,220
Indiana 1.4%		
Indiana Fin. Auth., I-69 Dev. Partners, 5.00%, 9/1/46 (2)	3,080	3,245
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/40 (2)	1,350	1,444
Indiana Fin. Auth., Ohio River Bridges, Series A 5.25%, 1/1/51 (2)	5,025	5,563
Indiana Fin. Auth., U.S. Steel, IDRB, 6.00%, 12/1/26	1,000	976
Japser County Economic Dev. Auth., Northern Indiana Public Service, Series A, 5.60%, 11/1/16 (5)	1,250	1,250
Valparaiso, Pratt Paper, IDRB, 6.75%, 1/1/34 (2)	2,000	2,456
Valparaiso, Pratt Paper, IDRB, 7.00%, 1/1/44 (2)	500	620
Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37 (Prerefunded 9/1/17) (1)(3)	1,000	1,041
Vigo County Hosp. Auth., Union Hosp., 5.75%, 9/1/42 (Prerefunded 9/1/17) (1)(3)	500	521
Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31 (Prerefunded 9/1/21) (1)	1,000	1,298
		18,414
Iowa 0.1%		
Altoona, Urban Renovation Tax, 6.00%, 6/1/28 (Prerefunded 6/1/18) (1)	1,000	1,080
Iowa Fin. Auth., Iowa Fertilizer Company, 5.50%, 12/1/22	600	608
		1,688
Kansas 0.8%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt, Series D 5.00%, 11/15/24 (Prerefunded 11/15/17) (1)	1,800	1,879
Wichita, Christi Health, 5.25%, 11/15/24 (Prerefunded 11/15/19) (1)	3,000	3,375

Wichita, Christi Health, Series IV-A, 5.00%, 11/15/29 (Prerefunded 11/15/21) (1)	4,000	4,730
		9,984
Kentucky 0.8%		
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.25%, 6/1/50	2,045	2,307
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 6.375%, 6/1/40	4,635	5,230
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series B, 6.375%, 3/1/40	1,000	1,128
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, Series A, BAN, 5.00%, 7/1/17	1,705	1,750
		10,415
Louisiana 1.3%		
Louisiana Local Gov't. Environmental Fac. Auth., Jefferson Parish Series A, 5.375%, 4/1/31 (Prerefunded 4/1/19) (1)	1,000	1,105
Louisiana Local Gov't. Environmental Fac. Auth. Westlake Chemical, Series A, 6.50%, 8/1/29	1,000	1,148
New Orleans, Sewer, 5.00%, 6/1/40	1,500	1,707
New Orleans, Sewer, 5.00%, 6/1/45	1,350	1,531
New Orleans, Water, 5.00%, 12/1/45	5,500	6,238
New Orleans Aviation Board, Series B, 5.00%, 1/1/34 (2)	4,000	4,532
Saint Charles Parish PCR, Valero Energy, 4.00%, 12/1/40 (Tender 6/1/22)	700	764
		17,025
Maryland 7.3%		
Baltimore City, Convention Center Hilton, Series A 5.00%, 9/1/32 (15)	500	501
Baltimore City, Convention Center Hilton, Series A 5.25%, 9/1/22 (15)	750	752

Baltimore City, Convention Center Hitlon, Series B 5.875%, 9/1/39	585	586
Baltimore City, Wastewater, Series C, 5.00%, 7/1/33	3,190	3,755
Baltimore City, Water, 5.00%, 7/1/31	2,155	2,560
Baltimore City, Water, Series B, 5.00%, 7/1/28	1,500	1,791
Baltimore City, Water, Series B, 5.00%, 7/1/30	2,280	2,691
Frederick County, Public Fac., GO, 4.00%, 8/1/17	5,360	5,493
Gaithersburg, Asbury Maryland Obligated Group, Series A 5.125%, 1/1/36	2,150	2,156
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	1,900	2,093
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	1,650	1,838
Maryland Economic Dev. Corp., Purple Line Light Rail, Series C 5.00%, 9/30/28 (2)	1,410	1,580
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 9/30/24 (2)	250	300
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/30 (2)	1,300	1,519
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/36 (2)	2,510	2,857
Maryland HHEFA, Adventist Healthcare, Series A 6.25%, 1/1/31	500	596
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/39	5,000	5,691
Maryland HHEFA, Anne Arundel Health, Series A, 6.75%, 7/1/39 (Prerefunded 7/1/19) (1)	1,100	1,266
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45 (Prerefunded 1/1/21) (1)	2,000	2,306
Maryland HHEFA, Ingleside at King Farm Prebyterian Community, Series A, 5.30%, 1/1/37	1,380	1,370
Maryland HHEFA, MedStar Health, 5.00%, 8/15/33	4,500	5,210
Maryland HHEFA, MedStar Health, 5.00%, 8/15/38	4,000	4,571
Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/37 (Prerefunded 7/1/17) (1)	785	807

Maryland HHEFA, Mercy Medical Center, Series A 5.50%, 7/1/42 (Prerefunded 7/1/17) (1)	3,000	3,095
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/27	2,055	2,422
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/45	1,865	2,081
Maryland HHEFA, Univ. of Maryland Medical, Series A 5.00%, 7/1/43	8,500	9,583
Maryland HHEFA, Washington County Hosp., 5.75%, 1/1/33 (Prerefunded 1/1/18) (1)	800	846
Maryland HHEFA, Washington County Hosp., 5.75%, 1/1/38 (Prerefunded 1/1/18) (1)	650	687
Maryland HHEFA, Washington County Hosp., 6.00%, 1/1/28 (Prerefunded 1/1/18) (1)	1,750	1,855
Maryland HHEFA, Washington County Hosp., 6.00%, 1/1/43 (Prerefunded 1/1/18) (1)	1,500	1,590
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/34	2,500	2,874
Maryland Transportation Auth., BWI Airport Parking, Series B 5.00%, 3/1/27 (2)	7,985	9,014
Montgomery County, GO, VRDN, 0.52%, 6/1/26	1,950	1,950
Montgomery County, Trinity Health, Series MD, 0.70%, 12/1/41 (Tender 12/1/16)	7,000	7,000
		95,286
Massachusetts 0.4%		
Massachusetts DOT, Highway, Series B, 5.00%, 1/1/32	3,000	3,334
Massachusetts Ed. Fin. Auth., Series H, 6.35%, 1/1/30 (2)(4)	310	325
Massachusetts Housing Fin. Agency, Multi-Family, Series C 5.35%, 12/1/42 (2)	2,060	2,201
		5,860
Michigan 2.0%		
Great Lakes Water Auth. Water Supply, Series B, 5.00%, 7/1/46	7,375	8,269
Michigan Fin. Auth., Great Lakes Water Auth. Sewer Disposal Series C, 5.00%, 7/1/35	2,325	2,623

Michigan Fin. Auth., Great Lakes Water Auth. Water Supply Series C-1, 5.00%, 7/1/44	1,000	1,099
Michigan Fin. Auth., Great Lakes Water Auth. Water Supply Series D2, 5.00%, 7/1/34	2,250	2,545
Michigan Fin. Auth., Henry Ford Heath, 5.00%, 11/15/31	1,000	1,173
Michigan Fin. Auth., Henry Ford Heath, 5.00%, 11/15/34	2,000	2,303
Michigan Fin. Auth., Henry Ford Heath, 5.00%, 11/15/37	2,500	2,849
Michigan Fin. Auth., McLaren Health Care, Series B 5.00%, 5/15/35	5,000	5,736
		26,597
Minnesota 0.2%		
Wayzata, Folkestone Senior Living Community, Series A 5.75%, 11/1/39	2,000	2,147
		2,147
Mississippi 0.7%		
Mississippi Business Fin. Corp., Chevron, Series D, VRDN 0.48%, 11/1/35	8,800	8,800
		8,800
Missouri 1.4%		
Curators of the Univ. of Missouri Fac., Series A, 5.00%, 11/1/25 (Prerefunded 11/1/17) (1)	5,000	5,214
Kansas City IDA, Downtown Redev., Series A, 5.50%, 9/1/25	3,620	4,218
Missouri Joint Municipal Electric Utility Commission, IATAN 2 Series A, 5.00%, 1/1/33 (8)	2,000	2,299
Missouri Joint Municipal Electric Utility Commission, Plum Point 5.00%, 1/1/33	5,000	5,786
St. Louis County, St. Andrews Resources for Seniors, Series A 5.125%, 12/1/45	825	858
		18,375

Nebraska 0.3%		
Central Plains Energy, Goldman Sachs, 5.25%, 9/1/37	1,000	1,138
Douglas County Hosp. Auth. #2, Children's Hosp. Center 6.125%, 8/15/31	545	565
Douglas County Hosp. Auth. #2, Children's Hosp. Center 6.125%, 8/15/31 (Prerefunded 8/15/17) (1)	420	438
Douglas County Hosp. Auth. #2, Nebraska Methodist Health 5.00%, 11/1/45	1,230	1,390
		3,531
Nevada 1.3%		
Clark County Airport, Las Vegas McCarran Int'l. Airport, Series B 5.00%, 7/1/17 (2)	2,525	2,594
Clark County Airport, Las Vegas McCarran Int'l Airport, Series B 5.125%, 7/1/36	1,805	1,992
Clark County Airport, Las Vegas McCarran Int'l Airport, Series B 5.75%, 7/1/42	7,575	8,600
Las Vegas Redev. Agency, 5.00%, 6/15/40	1,115	1,271
Las Vegas Redev. Agency, 5.00%, 6/15/45	1,940	2,203
Las Vegas Valley Water Dist., Series B, GO, 5.00%, 6/1/28	800	944
		17,604
New Jersey 7.1%		
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/24	1,000	1,113
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/25	5,000	5,534
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	500	543
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/29	500	540
New Jersey Economic Dev. Auth., Goethals Bridge 5.00%, 1/1/31 (2)(6)	1,000	1,138
New Jersey Economic Dev. Auth., Goethals Bridge 5.375%, 1/1/43 (2)	3,000	3,409
New Jersey Economic Dev. Auth., Goethals Bridge 5.625%, 1/1/52 (2)	2,040	2,336

New Jersey Economic Dev. Auth., Middlesex Water Series A, IDRB, 5.00%, 10/1/23	2,455	2,952
New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/16 (14)	600	601
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 4.875%, 9/15/19 (2)	480	506
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 5.125%, 9/15/23 (2)	1,000	1,113
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 5.25%, 9/15/29 (2)	1,000	1,112
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, Series B, 5.625%, 11/15/30 (2)	2,500	2,863
New Jersey EFA, Stevens Institute of Technology, Series A 5.00%, 7/1/19	1,475	1,509
New Jersey EFA, Univ. of Medicine & Dentistry, Series B 7.50%, 12/1/32 (Prerefunded 6/1/19) (1)	3,000	3,489
New Jersey Health Care Fac. Fin. Auth., AHS Hosp. Corp. 4.00%, 7/1/41	1,535	1,607
New Jersey Health Care Fac. Fin. Auth., Hackensack Meridian Health, 5.00%, 7/1/25	4,000	4,672
New Jersey Health Care Fac. Fin. Auth., Hackensack Meridian Health, 5.00%, 7/1/26	1,000	1,159
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.00%, 7/1/23	1,255	1,480
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.00%, 7/1/24	4,500	5,266
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.00%, 7/1/25	1,000	1,163
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.00%, 7/1/43 (10)	3,500	4,017
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.00%, 7/1/44	3,350	3,803
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.625%, 7/1/37 (Prerefunded 7/1/21) (1)	2,000	2,403

New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series B, Zero Coupon, 7/1/31	1,275	614
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Univ. Hosp. at Hamilton, Series B, 5.00%, 7/1/25 (4)	500	501
New Jersey Health Care Fac. Fin. Auth., Univ. Hosp., Series A 5.00%, 7/1/46 (6)	2,875	3,255
New Jersey Higher Ed. Student Assistance Auth., Series 1 5.00%, 12/1/17 (2)	1,545	1,603
New Jersey Higher Ed. Student Assistance Auth., Series 1 5.00%, 12/1/18 (2)	2,000	2,116
New Jersey Higher Ed. Student Assistance Auth., Series 1A 5.00%, 12/1/26	1,285	1,347
New Jersey Higher Ed. Student Assistance Auth., Series 1A-1 5.00%, 12/1/22 (2)	2,000	2,277
New Jersey Housing & Mortgage Fin. Agency, Single Family Series AA, 6.375%, 10/1/28	125	129
New Jersey Institute of Technology, Series A, 5.00%, 7/1/40	3,500	4,016
New Jersey Institute of Technology, Series A, 5.00%, 7/1/42	4,000	4,591
New Jersey Transportation Trust Fund Auth., Highway Reimbursement, Series A1, 5.00%, 6/15/21 (10)	2,325	2,584
New Jersey Transportation Trust Fund Auth., Series A 6.00%, 12/15/38	1,955	2,125
New Jersey Transportation Trust Fund Auth., Series A 6.00%, 12/15/38 (Prerefunded 12/15/18) (1)(4)	1,045	1,158
New Jersey Transportation Trust Fund Auth., Series B 5.50%, 6/15/31	3,000	3,365
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/30	4,000	4,668
North Hudson Sewers Auth., Series A, 5.00%, 6/1/20	2,710	3,026
North Hudson Sewers Auth., Series A, 5.00%, 6/1/21	955	1,091
		92,794
New York 12.8%		
Albany City IDA, Saint Peter's Hosp., Series A, 5.25%, 11/15/32 (Prerefunded 11/15/17) (1)	500	523

Brooklyn Arena Local Dev., Barclays Center, Series A 5.00%, 7/15/42	2,800	3,207
Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing Corp., Series A, 5.375%, 10/1/41	3,140	3,579
Build New York City Resource, Pratt Paper, 3.75%, 1/1/20 (2)(3)	540	559
Build New York City Resource, Pratt Paper, 5.00%, 1/1/35 (2)(3)	1,500	1,685
Dormitory Auth. of the State of New York, Cabrini of Westchester, 5.20%, 2/15/41	3,110	3,241
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/23	3,200	3,642
Dormitory Auth. of the State of New York, Personal Income Tax Series B, 5.00%, 3/15/32	6,250	7,298
Dormitory Auth. of the State of New York, Saint John's Univ. Series A, 5.00%, 7/1/44	1,400	1,580
Dormitory Auth. of the State of New York, Sales Tax, Series A 5.00%, 3/15/35	6,050	7,336
Dormitory Auth. of the State of New York, Series A, GO 5.00%, 10/1/25	3,000	3,474
Glen Cove Local Economic Assistance, Garvies Point, Series A 5.00%, 1/1/56 (10)	745	751
Glen Cove Local Economic Assistance, Garvies Point, Series B Zero Coupon, 1/1/45 (10)	1,360	257
Glen Cove Local Economic Assistance, Garvies Point, Series C VR, 0.00%, 1/1/55 (10)	970	677
Hudson Yards Infrastructure, Series A, 5.75%, 2/15/47	1,500	1,753
Long Island Power Auth., Electric, Series A, 5.00%, 9/1/34	1,325	1,539
Long Island Power Auth., Electric, Series A, 6.00%, 5/1/33 (Prerefunded 5/1/19) (1)	1,000	1,123
Long Island Power Auth., Electric, Series A, 6.25%, 4/1/33 (Prerefunded 4/1/19) (1)	1,670	1,879
Long Island Power Auth., Series A, 5.00%, 9/1/37	5,175	5,946
Metropolitan Transportation Auth., Dedicated Tax Fund Series A, 5.25%, 11/15/31	5,000	6,144
Metropolitan Transportation Auth., Series B 5.25%, 11/15/26 (6)	4,000	5,223

Metropolitan Transportation Auth., Series C, 6.50%, 11/15/28	510	567
Metropolitan Transportation Auth., Series C, 6.50%, 11/15/28 (Prerefunded 11/15/18) (1)	1,490	1,660
Metropolitan Transportation Auth., Series E-5 VRDN, 0.50%, 11/15/45	5,505	5,505
MTA Hudson Rail Yards Trust, Series A, 5.00%, 11/15/46	12,500	13,623
Nassau County IDA, Amsterdam at Harborside, Series A 5.875%, 1/1/23	184	184
Nassau County IDA, Amsterdam at Harborside, Series A 6.50%, 1/1/32	296	298
Nassau County IDA, Amsterdam at Harborside, Series A 6.70%, 1/1/49	1,199	1,239
Nassau County IDA, Amsterdam at Harborside, Series A5 6.70%, 1/1/49	175	181
Nassau County IDA, Amsterdam at Harborside, Series B 5.50%, 7/1/20	303	303
Nassau County IDA, Amsterdam at Harborside, Series C 2.00%, 1/1/49 (12)(16)	636	107
New York City, Series J, GO, 5.00%, 8/1/30	4,310	5,159
New York City, Series J, GO, 5.00%, 8/1/33	1,500	1,758
New York City Municipal Water Fin. Auth., Series A 5.75%, 6/15/40	460	495
New York City Municipal Water Fin. Auth., Series A 5.75%, 6/15/40 (Prerefunded 6/15/18) (1)	140	151
New York City Transitional Fin. Auth., Series S1A 5.00%, 7/15/33	2,000	2,305
New York Liberty Dev. Corp., 2-3 World Trade Center 5.15%, 11/15/34 (3)	1,750	1,989
New York Liberty Dev. Corp., 2-3 World Trade Center 5.375%, 11/15/40 (3)	3,500	4,043
New York Liberty Dev. Corp., 4 World Trade Center 5.75%, 11/15/51	8,170	9,584
New York Liberty Dev. Corp., One Bryant Park, Series CL-3 6.375%, 7/15/49	3,500	3,909

New York State Housing Fin. Agency, 160 Madison Ave. Series A, VRDN, 0.54%, 11/1/46	10,200	10,200
New York State Mortgage Agency, Single Family Series 139, VRDN, 0.63%, 10/1/37 (2)	1,355	1,355
New York State Thruway Auth., Second Highway & Bridge Series A, 5.00%, 4/1/23 (Prerefunded 4/1/17) (1)(8)	1,305	1,328
New York State Thruway Auth., Series A, 5.00%, 5/1/19	6,000	6,585
New York State Thruway Auth., Series A, 5.25%, 1/1/56	2,025	2,398
New York Transportation Dev. Corp., American Airlines 5.00%, 8/1/31 (2)	1,450	1,548
Onondaga Civic Dev. Corp., Saint Joseph's Hosp. Health Center 5.00%, 7/1/42 (Prerefunded 7/1/22) (1)	3,415	4,110
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.25%, 12/1/41	2,000	2,329
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.50%, 12/1/31	2,000	2,369
Port Auth. of New York & New Jersey, 172nd, 5.00%, 10/1/34 (2)	2,000	2,242
Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal 6.00%, 12/1/36	1,000	1,161
Port Auth. of New York & New Jersey, Series 190, 5.00%, 5/1/35	4,000	4,501
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (3)	1,000	1,015
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (3)	100	100
Triborough Bridge & Tunnel Auth., Series A, 5.00%, 1/1/28	3,000	3,515
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/25	2,000	2,407
Westchester County Local Dev. Corp., Pace Univ., Series A 5.50%, 5/1/42	4,515	5,203
		166,842
North Carolina 1.3%		
Charlotte, Charlotte-Douglas Int'l. Airport, Series A 5.00%, 7/1/33	1,550	1,760

Tulsa County IDA, Montereau Senior Living Community 7.25%, 11/1/40	1,500	1,640
		3,327
Oregon 0.1%		
Deschutes County Hosp. Fac. Auth., Cascade Healthcare Community, 8.25%, 1/1/38 (Prerefunded 1/1/19) (1)	750	867
		867
Pennsylvania 2.9%		
Allegheny County IDA, U.S. Steel, PCR, 6.50%, 5/1/17	750	755
Cumberland County Municipal Auth., Asbury Obligation Group 5.25%, 1/1/32	1,465	1,558
Cumberland County Municipal Auth., Asbury Obligation Group 5.25%, 1/1/41	1,190	1,258
Montgomery County IDA, Albert Einstein Healthcare Network Series A, 5.25%, 1/15/45	4,270	4,722
Montgomery County IDA, FHA Insured Mortgage 5.375%, 8/1/38 (Prerefunded 8/1/20) (1)	2,075	2,400
Pennsylvania Economic Dev. Fin. Auth., National Gypsum, IDRB 5.50%, 11/1/44 (2)	2,500	2,748
Pennsylvania Economic Dev. Fin. Auth., USG, 6.00%, 6/1/31 (2)	1,500	1,500
Pennsylvania Higher Education Fac. Auth., Drexel Univ. 5.00%, 5/1/34	4,380	5,115
Philadelphia Auth for Ind. Dev., Temple Univ., Series 2016 5.00%, 4/1/34	7,675	8,927
Philadelphia Hosp. & Higher Ed. Fac., Children's Hosp. Series B, VRDN, 0.52%, 7/1/41	2,300	2,300
State Public School Building Auth., Series A, GO 5.00%, 6/1/32 (6)(10)	5,000	5,703
Susquehanna Area Regional Airport Auth., Series A 6.50%, 1/1/38 (2)	750	784
		37,770

Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/24	2,650	3,176
		18,101
Texas 10.4%		
Austin Convention Enterprises, Series B, 5.75%, 1/1/24 (3)	1,250	1,255
Brazos River Auth., Texas Competitive Electric, EC 8.25%, 5/1/33 (2)(12)	1,000	-
Brazos River Harbor Navigation Dist., Dow Chemcial, Series A IDRB, 5.95%, 5/15/33 (2)	3,000	3,239
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	4,490	4,892
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/28	550	650
Dallas-Fort Worth Airport, Series A, 5.00%, 11/1/24	1,000	1,000
Dallas-Fort Worth Airport, Series A, 5.25%, 11/1/30 (2)	5,680	6,638
Dallas-Fort Worth Airport, Series C, 5.125%, 11/1/43 (2)	4,650	5,228
Dallas-Fort Worth Airport, Series D, 5.00%, 11/1/38 (2)	9,695	10,799
Dallas-Fort Worth Airport, Series E, 5.00%, 11/1/35 (2)	5,000	5,551
Guadalupe-Blanco River Auth., IDRB, AEP Texas Central 5.625%, 10/1/17	1,000	1,041
Harris County Cultural Ed. Fac., Brazos Presbyterian Homes Series B, 6.375%, 1/1/33	1,385	1,771
Harris County Cultural Ed. Fac., Houston Methodist, Series C2 VRDN, 0.54%, 12/1/27	4,950	4,950
Harris County Health Fac. Dev., Houston Methodist, Series A2 VRDN, 0.54%, 12/1/41	6,500	6,500
Houston, United Airlines, Series B-1, IDRB, 5.00%, 7/15/35 (2)	1,500	1,656
Joint Guadalupe County-City of Seguin, Guadalupe Regional Medical Center, 5.00%, 12/1/29	1,700	1,852
Joint Guadalupe County-City of Seguin, Guadalupe Regional Medical Center, 5.00%, 12/1/40	1,000	1,064
Lower Colorado River Auth., LCRA Transmission Services Series A, 5.00%, 5/15/28	3,320	3,767

Lower Colorado River Auth., LCRA Transmission Services Series A, 5.00%, 5/15/33	3,500	3,911
Mission Economic Dev., Natgasoline, Series B, IDRB 5.75%, 10/1/31 (2)(3)	420	444
New Hope Cultutral Ed. Fac. Fin. Corp., CHF Stephenville III – Tarleton State Univ., Series A, 5.00%, 4/1/35	420	457
New Hope Cultutral Ed. Fac. Fin. Corp., CHF Stephenville III – Tarleton State Univ., Series A, 5.00%, 4/1/47	2,070	2,227
North Texas Tollway Auth., Series A, 5.00%, 1/1/39	1,325	1,543
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health 6.25%, 11/15/29 (Prerefunded 11/15/18) (1)	1,520	1,684
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health 6.25%, 11/15/29 (Prerefunded 11/15/18) (1)	90	100
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Unrefunded Balance, 6.25%, 11/15/29 (Prerefunded 11/15/18) (1)	640	709
Tarrant County Cultural Ed. Fac. Fin. Corp., Buckingham Senior Living Community, Series A, 5.50%, 11/15/45	1,125	1,238
Tarrant County Cultural Ed. Fac. Fin. Corp., Buckner Retirement Services, Series A, 5.00%, 11/15/28	585	711
Tarrant County Cultural Ed. Fac. Fin. Corp., Buckner Retirement Services, Series A, 5.00%, 11/15/30	750	901
Tarrant County Cultural Ed. Fac. Fin. Corp., Buckner Retirement Services, Series A, 5.00%, 11/15/37	800	935
Tarrant County Cultural Ed. Fac. Fin. Corp., Buckner Retirement Services, Series B, 5.00%, 11/15/40	1,225	1,406
Tarrant County Cultural Ed. Fac. Fin. Corp., Buckner Retirement Services, Series B, 5.00%, 11/15/46	2,075	2,369
Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Porject - Northwest Senior High School, Series A, 5.00%, 11/15/45	2,830	3,045
Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Porject - Northwest Senior High School, Series A, 6.00%, 11/15/36	500	502
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 5.00%, 2/15/41 (10)	1,900	2,210
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 5.00%, 2/15/47 (10)	7,475	8,661

Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 6.25%, 12/15/26	2,000	2,456
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/25	4,000	4,584
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/28	3,000	3,387
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/29	2,200	2,476
Texas PFA, Unemployment Obligation Trust, Series B 4.00%, 1/1/18	3,480	3,490
Texas Private Activity Bond Surface Transportation Blueridge Transportation Group, 5.00%, 12/31/45 (2)	2,500	2,774
Texas Private Activity Bond Surface Transportation Blueridge Transportation Group, 5.00%, 12/31/50 (2)	850	937
Texas Transportation Commission, Central Texas Turnpike Series C, 5.00%, 8/15/37	6,075	6,931
Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30	195	227
Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30 (Prerefunded 11/1/20) (1)	805	988
Univ. of Texas, Board of Regents, Series B, VRDN 0.57%, 8/1/39	13,075	13,075
		136,231
Virgin Islands 0.1%		
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	850	872
		872
Virginia 2.9%		
Fairfax County IDA, Inova Health, Series A, 5.00%, 5/15/44	5,000	5,791
Fairfax County IDA, Inova Health, Series A, 5.50%, 5/15/35	1,115	1,232
Fairfax County IDA, Inova Health, Series A, 5.50%, 5/15/35 (Prerefunded 5/15/19) (1)	610	679
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/31	3,635	4,326

Washington Health Care Fac. Auth., Highline Medical Center 6.25%, 8/1/36 (Prerefunded 8/1/18) (1)	995	1,088
		7,345
West Virginia 0.2%		
West Virginia Economic Dev. Auth., Appalachian Power Solid Waste, 5.375%, 12/1/38 (Tender 12/1/20)	1,800	2,015
		2,015
Wisconsin 0.4%		
Wisconsin, Series B, GO, 4.00%, 5/1/17	2,520	2,562
Wisconsin PFA, Celanese, Series A, IDRB 5.00%, 1/1/24 (2)	1,750	1,983
Wisconsin PFA, Celanese, Series B, IDRB, 5.00%, 12/1/25 (2)	1,000	1,151
		5,696
Total Municipal Securities (Cost $1,250,347)		1,320,022
Total Investments in Securities 100.9% of Net Assets (Cost $1,250,347)		$ 1,320,022

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Interest subject to alternative minimum tax
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $29,141 and represents 2.2% of net assets.
(4) Insured by Assured Guaranty U.S. Holdings
(5) Insured by National Public Finance Guarantee Corp.
(6) Insured by Assured Guaranty Municipal Corp.
(7) Insured by Financial Guaranty Insurance Company
(8) Insured by AMBAC Assurance Corp.
(9) Distressed security. Currently making payment in kind.
(10) When-issued security
(11) In default with respect to payment of principal and interest.
(12) Non-income producing
(13) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(14) Escrowed to maturity

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,250,347)	$ 1,320,022
Interest receivable	16,528
Receivable for shares sold	2,554
Cash	654
Receivable for investment securities sold	121
Other assets	7
Total assets	1,339,886
Liabilities	
Payable for investment securities purchased	29,011
Payable for shares redeemed	1,418
Investment management and administrative fees payable	581
Other liabilities	771
Total liabilities	31,781
NET ASSETS	$ 1,308,105
Net Assets Consist of:	
Undistributed net investment income	$ 253
Accumulated undistributed net realized loss	(14,753)
Net unrealized gain	69,675
Paid-in capital applicable to 108,310,072 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,252,930
NET ASSETS	$ 1,308,105
NET ASSET VALUE PER SHARE	
Investor Class	
($1,302,402,506 / 107,837,926 shares outstanding)	$ 12.08
Advisor Class	
($5,702,252 / 472,146 shares outstanding)	$ 12.08

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 10/31/16		10/31/15
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	36,435	$	34,748
Net realized gain (loss)		(496)		676
Change in net unrealized gain / loss		13,353		(7,375)
Increase in net assets from operations		49,292		28,049
Distributions to shareholders				
Net investment income				
Investor Class		(36,246)		(34,584)
Advisor Class		(94)		(44)
Net realized gain				
Investor Class		(59)		(16)
Decrease in net assets from distributions		(36,399)		(34,644)
Capital share transactions*				
Shares sold				
Investor Class		491,812		288,069
Advisor Class		5,148		1,506
Distributions reinvested				
Investor Class		26,311		25,147
Advisor Class		89		36
Shares redeemed				
Investor Class		(224,053)		(247,275)
Advisor Class		(1,071)		(672)
Increase in net assets from capital share transactions		298,236		66,811
Net Assets				
Increase during period		311,129		60,216
Beginning of period		996,976		936,760
End of period	**$**	**1,308,105**	**$**	**996,976**
Undistributed net investment income		253		239

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income exempt from federal income taxes. The fund has two classes of shares: the Summit Municipal Income Fund (Investor Class) and the Summit Municipal Income Fund–Advisor Class (Advisor Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue.

Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On October 31, 2016, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the year ended October 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of October 31, 2016, the fund held no derivative instruments.

Additionally, during the year ended October 31, 2016, the fund recognized $41,000 of realized gain on Futures and a $9,000 change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At October 31, 2016, approximately 12% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $350,451,000 and $61,945,000, respectively, for the year ended October 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended October 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2016 and October 31, 2015, were characterized for tax purposes as follows:

At October 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. The fund’s available capital loss carryforwards as of October 31, 2016, expire as follows: $2,106,000 in fiscal 2017, and $2,277,000 in fiscal 2019; $9,923,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $27,100,000 and $14,550,000, respectively, with net realized gain of $0 for the year ended October 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Summit Municipal Income Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2016

Tax Information (Unaudited) for the Tax Year Ended 10/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Use for a fund with capital gain distributions AND tax-exempt interest during the tax year. Use the appropriate long-term gain bullet; if only long or only short-term gains, delete the bullet that does not apply.

The fund’s distributions to shareholders included:

●	$59,000 from short-term capital gains

●	$36,107,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies
(1944)	(2009 to present); Director, BioMed Realty Trust (2013 to 2016);
2009	Chairman of the Board, Mesa Biotech, a molecular diagnostic
[186]	company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM
(2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Brixmor Real Estate Investment Trust
1993	(2012 to present); Director and Advisory Board Member, Deutsche
[186]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009 to
2013	September 2016), First Industrial Realty Trust, an owner and operator
[186]	of industrial properties; Chairman of the Board (2005 to May 2016)
and Director (1999 to May 2016), Starwood Hotels & Resorts, a
hotel and leisure company; Director, Boston Properties (May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[186]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[186]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization (2011
[186]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1993	Cochairman of the Investment Committee, Blackstone Real Estate
[186]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[186]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[186]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
(1959)	International, and T. Rowe Price Trust Company
2015
[55]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit
Municipal Funds	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Program Examiner and
Policy Analyst, Office of Management & Budget
(to 2012)

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marianna Korpusova, CFA (1984)	Vice President, T. Rowe Price; formerly, student,
Vice President	The University of Chicago (to 2014); Associate,
PricewaterhouseCoopers (to 2012)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Vice President, T. Rowe Price
Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Cheryl A. Mickel, CFA (1967)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President, Price
Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Vice President, T. Rowe Price
Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert D. Thomas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,890,000 and $2,366,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2016